CMA

CMA MASSACHUSETTS
MUNICIPAL MONEY FUND

Semi-Annual Report









FUND LOGO








September 30, 1995

MERRILL LYNCH BULL LOGO




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government.

CMA Massachusetts
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011






TO OUR SHAREHOLDERS:


For the six-month period ended September 30, 1995, CMA Massachusetts Municipal Money Fund paid shareholders a net annualized yield of 3.11%*. As of September 30, 1995, the Fund's 7-day yield was 3.24%.

The Environment
After losing momentum through the second calendar quarter, it now appears that the US economy has resumed a moderate growth trend. Gross domestic product growth for the three months ended June 30 was revised to show that the economy expanded at a 1.1% pace, rather than the 0.5% rate that was originally reported. The employment report for August exceeded consensus expectations, although most of the new jobs created were in the service sector, reflecting the ongoing sluggishness in manufacturing. However, durable goods orders rebounded somewhat in August, supported by stronger automobile sales. Reflecting the trend of renewed economic growth--and continued containment of inflationary pressures--the Federal Reserve Board signaled no shift in monetary policy following its September meeting.

One of the major developments during the latter part of the period under review was the strengthening of the US dollar relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets. Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.

[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, noninflationary expansion could further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.

Investment Outlook and Strategy
Short-term interest rates continued to fall relatively unabated during the six-month period ended September 30, 1995 as they have been since late 1994. A series of economic data indicated that the severely restrictive monetary policy undertaken by the Federal Reserve Board in 1994 had taken effect on the US economy in the form of moderating growth. Additionally, the news on inflation continued to be overwhelmingly favorable, which provided the backdrop for a falling interest rate environment. Investors began to anticipate that the Federal Reserve Board eventually would have to begin cutting interest rates to avoid the possibility of a recession in the United States. In fact, on July 6, 1995, the Federal Reserve Board cut its key interest rate by 25 basis points (0.25%) to 5.75%, confirming that an economic switch had occurred and signaling a change in monetary policy from a restrictive stance to a more neutral stance. This series of events provided the impetus for the yield curve to flatten over the course of the six-month period ended September 30, 1995. For instance, while yields on three-month US Treasury bills fell approximately 45 basis points during the period, the yield on one-year US Treasury bills dropped nearly 95 basis points during the same period.

The Commonwealth of Massachusetts began the six-month period ended September 30, 1995 with economic activity continuing to slow from the previous period. However, over the last three months economic conditions began to improve, signaling a reversal of this trend. Employment in the Commonwealth continues to mirror that of the nation, as the seasonally adjusted unemployment rate for September was 5.3%, slightly lower than the national average of 5.6%. The Commonwealth continues to retain diverse sources of strengths and generates a high level of personal income, although defense procurement cutbacks and healthcare industry restructuring will curb the pace of economic growth relative to the rest of the nation.

The Commonwealth of Massachusetts ended fiscal year 1995 with tax revenues up 5.4% over fiscal year 1994. This contributed to a cash balance of $372 million in the undesignated general fund and $385 million in the stabilization fund as of June 30, 1995. Governor Weld put forth his 1996 budget of $16.8 billion, allowing for approximately a 2.6% increase in spending over fiscal year 1995. Governor Weld's 1996 budget projects a fiscal year 1996 ending balance of approximately $505 million, of which approximately $419 million will be in the stabilization fund. This budget continues Governor Weld's efforts of fiscal responsibility and enhances the Commonwealth's ability to maintain high credit ratings. For the first three months of fiscal year 1996, the Commonwealth reported tax revenue collections of $2.8 billion, or 6.5% above the comparable period last year.

Positive revenue streams have allowed the Commonwealth to maintain low borrowing levels in the short-term municipal market. For the six-month period ended September 30, 1995, the Commonwealth paid down its outstanding $240 million in short-term notes in June only to reissue these notes again in June with a one-year maturity. In addition, $200 million in tax-exempt commercial paper was issued at the end of September, and the Commonwealth is expected to pay down this issuance within a short period of time. State aid from the Commonwealth continues to allow the various Massachusetts municipalities to maintain low borrowing levels as short-term issuance for the September period remained moderate at $754 million, or 21% above the comparable period last year. The majority of this issuance was predominately lower-quality issues with one-year maturities of which we did not participate.

CMA Massachusetts Municipal Money Fund continued to employ a cautious approach to the market throughout the six-month period ended September 30, 1995. We increased the average life of the Fund, which began the period in the 30-day range, to the 50-day range in June. The Fund's average portfolio maturity has since fluctuated in the 40-day range. We approached the extension cautiously, selectively purchasing short-term municipal notes that would offer both a high coupon while seeking to enhance the Fund's yield. A flat yield curve has allowed us to be selective as yields on variable rate demand notes have remained competitive with these longer-dated municipal notes throughout the period. We will continue to maintain a cautious approach to the short-term municipal market over the coming period as long as conditions warrant and there is no clear indication that the Federal Reserve Board is about to embark on an aggressive format of easing monetary policy. We continue to look for opportunities to diversify and closely monitor credit quality, while seeking to offer an attractive tax-exempt yield for our shareholders.

In Conclusion
We thank you for your support of CMA Massachusetts Municipal Money Fund, and we look forward to serving your investment needs in the future.


Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President

(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President







(Kevin A. Schiatta)
Kevin A. Schiatta
Vice President and Portfolio Manager

October 30, 1995



We are pleased to announce that Kevin A. Schiatta is responsible for the day-to-day management of CMA Massachusetts Municipal Money Fund. Mr. Schiatta has been employed by Merrill Lynch since 1979. In 1987 he became a Vice President and Portfolio Manager of Merrill Lynch Asset Management, L.P. in the Tax-Exempt Bond Department.




Portfolio Abbreviations for CMA Massachusetts Municipal Money Fund

AMT             Alternative Minimum Tax (subject to)
BAN             Bond Anticipation Notes
CP              Commercial Paper
GO              General Obligation Bonds
HFA             Housing Finance Agency
M/F             Multi-Family
PCR             Pollution Control Revenue Bonds
SAAN            Student Aid Anticipation Notes
S/F             Single-Family
UT              Unlimited Tax
VRDN            Variable Rate Demand Notes

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995                                                           (IN THOUSANDS)
                       Face                                                                                       Value
State                 Amount                                      Issue                                         (Note 1a)
Massachusetts--               Boston, Massachusetts, Water and Sewer Commission Revenue Bonds, VRDN,
99.5%                         Series A (a):
                     $  700     4.10% due 11/01/2015                                                           $     700
                      4,500     4.20% due 11/01/2024                                                               4,500
                      2,000   Clipper Tax Exempt Trust, Massachusetts, VRDN, Class A, 4.22% due
                              10/17/2002 (a)                                                                       2,000
                              Danvers, Massachusetts, BAN:
                      1,830     4% due 12/06/1995                                                                  1,832
                      5,160     4.25% due 12/06/1995                                                               5,163
                      4,000   Fitchburg, Massachusetts, Industrial Development Financing Authority
                              Revenue Bonds (Netstal Machinery Project), VRDN, AMT, 4.40% due
                              12/23/2007 (a)                                                                       4,000
                              Massachusetts State GO, VRDN (a):
                      9,700     4.44% due 2/01/2011                                                                9,700
                      2,000     Refunding, Series A, 4.50% due 2/01/2006 (b)                                       2,000
                              Massachusetts State Health and Educational Facilities Authority Revenue
                              Bonds, CP:
                      9,000     (Boston University), Series H, 3.55% due 10/12/1995                                9,000
                      5,000     (Fallon Health Care System), Series I, 3.90% due 11/28/1995                        5,000
                              Massachusetts State Health and Educational Facilities Authority Revenue
                              Bonds, VRDN (a):
                        700     (Capital Asset Program), Series A, 4.25% due 1/01/2001                               700
                        100     (Capital Asset Program), Series B, 4.25% due 7/01/2005 (c)                           100
                      1,800     (Capital Asset Program), Series C, 4.25% due 7/01/2005 (c)                         1,800
                      1,600     (Capital Asset Program), Series D, 4.20% due 1/10/2035 (c)                         1,600
                      3,800     (Newbury College), Series A, 4.10% due 11/01/2018                                  3,800
                      2,000     (Wellesley College), Series B, 4% due 7/01/2022                                    2,000
                      5,900     (Williams College), Series E, 4.15% due 8/01/2014                                  5,900
                      7,600   Massachusetts State HFA, M/F Housing Revenue Refunding Bonds,
                              VRDN, Series A, 4.20% due 1/15/2010 (a)                                              7,600
                      8,000   Massachusetts State HFA, S/F Housing Revenue Bonds, AMT, Series 34,
                              4.15% due 6/01/1996                                                                  8,000
                      2,400   Massachusetts State Industrial Finance Agency, Cultural, Health and
                              Educational Revenue Bonds (Berkshire Project), VRDN, 4.15% due
                              9/01/2020 (a)                                                                        2,400

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995 (CONCLUDED)                                               (IN THOUSANDS)
                       Face                                                                                       Value
State                 Amount                                      Issue                                         (Note 1a)
Massachusetts       $ 6,600   Massachusetts State Industrial Finance Agency, Health Care Facility
(concluded)                   Revenue Bonds (Beverly Enterprises, Inc.), VRDN, 4.50% due 4/01/2009 (a)         $   6,600
                              Massachusetts State Industrial Finance Agency, Industrial Revenue Bonds,
                              VRDN (a):
                      4,400     (Foilmark Manufacturing), AMT, Series A, 4.25% due 6/01/2010                       4,400
                      1,785     Refunding, Series A, 4.15% due 7/01/2006                                           1,785
                      2,000     (ZBR Limited Partnership), AMT, 4.10% due 4/15/2015                                2,000
                      4,000   Massachusetts State Industrial Finance Agency, PCR (Holyoke Water &
                              Power Company Project), VRDN, AMT, 4.50% due 12/01/2020 (a)                          4,000
                              Massachusetts State Industrial Finance Agency, PCR, Refunding (New
                              England Power Company Project), CP:
                      4,300     3.70% due 10/24/1995                                                               4,300
                      3,000     3.70% due 11/15/1995                                                               3,000
                              Massachusetts State Industrial Finance Agency Revenue Bonds, VRDN (a):
                        700     (Hockomock YMCA), Series A, 4.15% due 6/01/2011                                      700
                      7,000     (Whitehead Institute), 4.25% due 7/01/2026                                         7,000
                      4,500     (Williston-Northampton School Project), Series B, 4.15% due 4/01/2024              4,500
                      4,200   Massachusetts State Municipal Wholesale Electric Company, Power Supply
                              System, Revenue Bonds, VRDN, Series C, 4.15% due 7/01/2019 (a)                       4,200
                     17,800   Massachusetts State Port Authority, Revenue Refunding Bonds, VRDN, AMT,
                              Series B, 4.65% due 7/01/2018 (a)                                                   17,800
                              Massachusetts State Water Resources Authority:
                      5,000     BAN, Series A, 4.125% due 10/15/1995                                               5,001
                      2,200     CP, 4.20% due 10/06/1995                                                           2,200
                      3,000     CP, 3.80% due 12/12/1995                                                           3,000
                              New Bedford, Massachusetts, BAN:
                      1,800     4.25% due 10/06/1995                                                               1,800
                      2,000     4.50% due 12/29/1995                                                               2,004
                      3,500     4.60% due 3/15/1996                                                                3,511
                      2,150   North Andover, Massachusetts, BAN, 4.18% due 9/11/1996                               2,153
                      1,680   Northampton, Massachusetts, BAN, 4% due 12/07/1995                                   1,682
                        570   Northampton, Massachusetts, SAAN, 4% due 12/07/1995                                    571
                              Springfield, Massachusetts, BAN:
                      4,400     4.40% due 2/09/1996                                                                4,409
                      3,000     4.50% due 2/09/1996                                                                3,006
                      2,700   Stoughton, Massachusetts, BAN, 4.20% due 8/30/1996                                   2,706
                      1,100   Taunton, Massachusetts, BAN, 4.02% due 3/08/1996                                     1,102
                      1,850   Tewksbury, Massachusetts, BAN, 4% due 11/20/1995                                     1,851

                              Total Investments (Cost--$173,076*)--99.5%                                         173,076
                              Other Assets Less Liabilities--0.5%                                                    842
                                                                                                              ----------
                              Net Assets--100.0%                                                              $  173,918
                                                                                                              ==========

(a)The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at September 30, 1995.
(b)AMBAC Insured.
(c)MBIA Insured.
  *Cost for Federal income tax purposes.

See Notes to Financial Statements.


CMA MASSACHUSETTS MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 1995
Assets:
Investments, at value (identified cost--$173,075,612) (Note 1a)                                           $  173,075,612
Cash                                                                                                             106,675
Interest receivable                                                                                              878,678
Deferred organization expenses (Note 1d)                                                                           3,282
Prepaid registration fees and other assets (Note 1d)                                                               2,909
                                                                                                          --------------
Total assets                                                                                                 174,067,156
                                                                                                          --------------

Liabilities:
Payables:
 Investment adviser (Note 2)                                                             $       73,105
 Distributor (Note 2)                                                                            43,484
 Beneficial interest redeemed                                                                     1,117          117,706
                                                                                         --------------
Accrued expenses and other liabilities                                                                            31,012
                                                                                                          --------------
Total liabilities                                                                                                148,718
                                                                                                          --------------
Net Assets                                                                                                $  173,918,438
                                                                                                          ==============

Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares
authorized                                                                                                $   17,393,639
Paid-in capital in excess of par                                                                             156,542,749
Accumulated realized capital losses--net (Note 4)                                                                (17,950)
                                                                                                          --------------

Net Assets--Equivalent to $1.00 per share based on 173,936,388 shares of
beneficial interest outstanding                                                                           $  173,918,438
                                                                                                          ==============

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1995
Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                  $    3,238,735

Expenses:
Investment advisory fees (Note 2)                                                        $      421,985
Distribution fees (Note 2)                                                                      105,067
Transfer agent fees (Note 2)                                                                     27,217
Professional fees                                                                                24,465
Registration fees (Note 1d)                                                                      19,163
Accounting services (Note 2)                                                                     16,688
Printing and shareholder reports                                                                 13,111
Custodian fees                                                                                    7,624
Pricing fees                                                                                      2,330
Amortization of organization expenses (Note 1d)                                                   1,618
Trustees' fees and expenses                                                                         883
Other                                                                                             1,427
                                                                                         --------------
Total expenses                                                                                                   641,578
                                                                                                          --------------
Investment income--net                                                                                         2,597,157
Realized Loss on Investments--Net (Note 1c)                                                                       (6,249)
                                                                                                          --------------
Net Increase in Net Assets Resulting from Operations                                                      $    2,590,908
                                                                                                          ==============


See Notes to Financial Statements.

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                         For the Six         For the
                                                                                         Months Ended       Year Ended
Increase (Decrease) in Net Assets:                                                      Sept. 30, 1995    March 31, 1995
Operations:
Investment income--net                                                                    $   2,597,157   $    3,680,857
Realized loss on investments--net                                                                (6,249)            (622)
                                                                                         --------------   --------------
Net increase in net assets resulting from operations                                          2,590,908        3,680,235
                                                                                         --------------   --------------

Dividends and Distributions to Shareholders (Note 1e):
Investment income--net                                                                       (2,597,157)      (3,680,587)
                                                                                         --------------   --------------
Net decrease in net assets resulting from dividends to shareholders                          (2,597,157)      (3,680,587)
                                                                                         --------------   --------------

Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                            339,651,543      566,759,318
Net asset value of shares issued to shareholders in reinvestment of
dividends (Note 1e)                                                                           2,597,146        3,680,721
                                                                                         --------------   --------------
                                                                                            342,248,689      570,440,039
Cost of shares redeemed                                                                    (329,399,844)    (560,168,139)
                                                                                         --------------   --------------
Net increase in net assets derived from beneficial interest
transactions                                                                                 12,848,845       10,271,900
                                                                                         --------------   --------------

Net Assets:
Total increase in net assets                                                                 12,842,596       10,271,548
Beginning of period                                                                         161,075,842      150,804,294
                                                                                         --------------   --------------
End of period                                                                            $  173,918,438   $  161,075,842
                                                                                         ==============   ==============



See Notes to Financial Statements.

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived      For the Six
from information provided in the financial statements.         Months Ended
                                                                 Sept. 30,        For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                            1995       1995       1994       1993         1992
Per Share Operating Performance:
Net asset value, beginning of period                            $    1.00  $    1.00  $    1.00   $    1.00    $    1.00
                                                                ---------  ---------  ---------   ---------    ---------
Investment income--net                                                .02        .02        .02         .02          .04
                                                                ---------  ---------  ---------   ---------    ---------
Total from investment operations                                      .02        .02        .02         .02          .04
                                                                ---------  ---------  ---------   ---------    ---------
Less dividends from investment income--net                           (.02)      (.02)      (.02)       (.02)        (.04)
                                                                ---------  ---------  ---------   ---------    ---------
Net asset value, end of period                                  $    1.00  $    1.00  $    1.00   $    1.00    $    1.00
                                                                =========  =========  =========   =========    =========

Total Investment Return                                             3.11%*     2.46%      1.74%       2.20%        3.66%
                                                                =========  =========  =========   =========    =========

Ratios to Average Net Assets:
Expenses, net of reimbursement and excluding
distribution fees                                                    .64%*      .64%       .66%        .66%         .73%
                                                                =========  =========  =========   =========    =========
Expenses, net of reimbursement                                       .76%*      .76%       .78%        .78%         .85%
                                                                =========  =========  =========   =========    =========
Expenses                                                             .76%*      .76%       .78%        .78%         .87%
                                                                =========  =========  =========   =========    =========
Investment income--net                                              3.08%*     2.43%      1.72%       2.15%        3.56%
                                                                =========  =========  =========   =========    =========

Supplemental Data:
Net assets, end of period (in thousands)                        $ 173,918  $ 161,076  $ 150,804   $ 132,302    $ 116,340
                                                                =========  =========  =========   =========    =========

*Annualized.





See Notes to Financial Statements.

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
CMA Massachusetts Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM" or "Adviser"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.


CMA MASSACHUSETTS MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


The most restrictive annual expense limitation requires that the Adviser reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed in any fiscal year 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the Fund's next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. No fee payment will be made to the Adviser during the year which will cause such expenses to exceed the pro rata expense limitation at the time of such payment.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, and/or ML & Co.


3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.


4. Capital Loss Carryforward:
At March 31, 1995, the Fund had a net capital loss carryforward of approximately $12,000, of which $4,000 expires in 2001, and $8,000 expires in 2002. This amount will be available to offset like amounts of any future taxable gains.




CMA MASSACHUSETTS
MUNICIPAL MONEY FUND

Officers and Trustees
Arthur Zeikel--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Terry K. Glenn--Executive Vice President
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Donald C. Burke--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Gerald M. Richard--Treasurer
Robert Harris--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 221-7210*

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*For inquiries regarding your CMA account, call (800) CMA-INFO
 [(800) 262-4636].